SUPPLEMENT DATED MAY 1, 2023
to

PROSPECTUS DATED MAY 1, 2008
FOR CORPORATE VUL

ISSUED BY DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT G

This supplement contains information regarding changes to investment options that are available under your Policy.

Effective at close of business on April 28, 2023, the following JP Morgan Insurance Trust (“JPMIT”) Portfolios were reorganized into a newly organized series of Lincoln Variable Insurance Products (“LVIP”):

Acquired Fund	Acquiring Fund
JPMIT Core Bond Portfolio	LVIP JPMorgan Core Bond Fund
JPMIT Small Cap Core Portfolio	LVIP JPMorgan Small Cap Core Fund
JPMIT U.S. Equity Portfolio	LVIP JPMorgan U.S. Equity Fund

Also effective on this date the investment advisor has changed to Lincoln Financial Investments  Corporation.

THE POLICY REFERENCED IN THIS SUPPLEMENT IS NO LONGER FOR SALE

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.